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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of Earliest Event Reported): DECEMBER 21, 2006

                             DRESSER-RAND GROUP INC.
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             (Exact name of registrant as specified in its Charter)

            Delaware                   001-32586               20-1780492
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  (State or other jurisdiction        (Commission          (I.R.S. Employer
        of Incorporation)             File Number)        Identification No.)

    1200 W. Sam Houston Parkway N., Houston, Texas               77043
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       (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (713) 467-2221

                                 Not Applicable
           -----------------------------------------------------------
           Former name or former address, if changes since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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TABLE OF CONTENTS

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

SIGNATURES

EXHIBIT INDEX

EX-99.1: PRESS RELEASE

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ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        On December 21, 2006, Dresser-Rand Group Inc. (the "Company") issued a press release announcing (a) a non-cash compensation expense in connection with the recent sale of its common stock by D-R Interholding, LLC and (b) income and earnings guidance for its fourth quarter ended December 31, 2006. A copy of the press release is attached as Exhibit 99.1. All information in the press release is furnished and shall not be deemed "filed" with the SEC for purposes of
Section 18 of the Exchange Act, or otherwise subject to the liability of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent registrant specifically incorporates it by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

        (d)   Exhibits

        99.1  Press Release of Dresser-Rand Group Inc. dated December 21, 2006.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              DRESSER-RAND GROUP INC.
                                              (Registrant)


Date: December 21, 2006                       By: /s/ LONNIE A. ARNETT
                                                  ------------------------------
                                                  Lonnie A. Arnett
                                                  Vice President, Controller and
                                                  Chief Accounting Officer

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                                  EXHIBIT INDEX

EXHIBIT NO.    SUBJECT MATTER
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99.1           Press Release of Dresser-Rand Group Inc. dated December 21, 2006.

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